                                                                   Exhibit 1(y)

                            ARTICLES SUPPLEMENTARY

                                      TO

           THE ARTICLES OF INCORPORATION OF BNY HAMILTON FUNDS, INC.

       BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Immediately prior to the filing of these Articles Supplementary (i) the Corporation was authorized to issue eighty-two billion (82,000,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of eighty-two million dollars ($82,000,000), (ii) the authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's twenty-one series as follows:

    BNY Hamilton Enhanced Income Fund
       Institutional Class                                       400,000,000
       Class A Shares                                            400,000,000
       Class C Shares                                            400,000,000

    BNY Hamilton Large Cap Equity Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton Intermediate Government Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

    BNY Hamilton Intermediate New York Tax-Exempt Fund
       Institutional Class                                       200,000,000
       Class A Shares                                            200,000,000
       Class C Shares                                            200,000,000

          BNY Hamilton Money Fund
             Institutional Class                        3,000,000,000
             Hamilton Class                            10,000,000,000
             Agency Class                               3,000,000,000
             Premier Class                              7,000,000,000
             Classic Class                              3,000,000,000
             Retail Class                               3,000,000,000

          BNY Hamilton Treasury Money Fund
             Institutional Class                        3,000,000,000
             Hamilton Class                             2,000,000,000
             Agency Class                               3,000,000,000
             Premier Class                              3,000,000,000
             Classic Class                              2,000,000,000
             Retail Class                               3,000,000,000

          BNY 100% U.S. Treasury Securities Money Fund
             Institutional Class                        2,000,000,000
             Hamilton Class                             2,000,000,000
             Agency Class                               2,000,000,000
             Premier Class                              2,000,000,000
             Classic Class                              2,000,000,000

          BNY Hamilton U.S. Government Money Fund
             Institutional Class                        2,000,000,000
             Hamilton Class                             2,000,000,000
             Agency Class                               2,000,000,000
             Premier Class                              2,000,000,000
             Classic Class                              2,000,000,000

          BNY Hamilton New York Tax-Exempt Money Fund
             Hamilton Class                             2,000,000,000
             Premier Class                              2,000,000,000
             Classic Class                              2,000,000,000

          BNY Hamilton Large Cap Growth Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton Small Cap Growth Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton International Equity Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton Intermediate Investment Grade Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton Intermediate Tax-Exempt Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton Large Cap Value Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton S&P 500 Index Fund
             Institutional Class                          200,000,000
             Investor Class                               200,000,000

          BNY Hamilton U.S. Bond Market Index Fund
             Institutional Class                          200,000,000
             Investor Class                               200,000,000

          BNY Hamilton Multi-Cap Equity Fund
             Institutional Class                          200,000,000
             Class A Shares                               200,000,000
             Class C Shares                               200,000,000

          BNY Hamilton High Yield Fund
             Institutional Class                          200,000,000

                Class A Shares                          200,000,000
                Class C Shares                          200,000,000

             BNY Hamilton Small Cap Core Equity Fund
                Institutional Class                     200,000,000
                Class A Shares                          200,000,000
                Class C Shares                          200,000,000

             BNY Hamilton Municipal Enhanced Yield Fund
                Institutional Class                     200,000,000

   and the remaining one billion six hundred million (1,600,000,000) authorized shares of Common Stock remained undesignated as to series or class.

          SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, Section 2-105(a) of the Maryland General Corporation Law to classify and reclassify authorized but unissued shares of Common Stock and
   Section 2-105(c) of the Maryland General Corporation Law to increase or decrease the aggregate number of shares of its Common Stock and of each series thereof, the Board of Directors has (i) increased the number of shares of Common Stock, par value of one tenth of one cent ($.001) per share, that the Corporation has the authority to issue by 10.8 billion (10,800,000,000) shares, from 82,000,000,000 to 92,800,000,000 shares,
   (ii) created two additional series of Common Stock referred to as the "BNY Hamilton Tax-Exempt Money Fund", which series is divided into six classes designated as the "Institutional Class", the "Hamilton Class", the "Agency Class", the "Premier Class", the "Classic Class" and the "Retail Class", and the "BNY Hamilton Global Real Estate Securities Fund", which series is divided into two classes designated as the "Institutional Class" and the "Class A Shares", and (iii) provided for the issuance of shares of the series and the classes described in item (ii) above. The series and classes so created shall consist, until further changed, of the number of shares allocated to such series and classes by the Board of Directors as set forth below, with the result that the authorized shares of Common Stock are now allocated as follows:

    BNY Hamilton Enhanced Income Fund
       Institutional Class                                       400,000,000
       Class A Shares                                            400,000,000
       Class C Shares                                            400,000,000

       BNY Hamilton Large Cap Equity Fund
          Institutional Class                                200,000,000
          Class A Shares                                     200,000,000
          Class C Shares                                     200,000,000

       BNY Hamilton Intermediate Government Fund
          Institutional Class                                200,000,000
          Class A Shares                                     200,000,000
          Class C Shares                                     200,000,000

       BNY Hamilton Intermediate New York Tax-Exempt Fund
          Institutional Class                                200,000,000
          Class A Shares                                     200,000,000
          Class C Shares                                     200,000,000

       BNY Hamilton Money Fund
          Institutional Class                              3,000,000,000
          Hamilton Class                                  10,000,000,000
          Agency Class                                     3,000,000,000
          Premier Class                                    7,000,000,000
          Classic Class                                    3,000,000,000
          Retail Class                                     3,000,000,000

       BNY Hamilton Treasury Money Fund
          Institutional Class                              3,000,000,000
          Hamilton Class                                   2,000,000,000
          Agency Class                                     3,000,000,000
          Premier Class                                    3,000,000,000
          Classic Class                                    2,000,000,000
          Retail Class                                     3,000,000,000

       BNY 100% U.S. Treasury Securities Money Fund
          Institutional Class                              2,000,000,000
          Hamilton Class                                   2,000,000,000
          Agency Class                                     2,000,000,000
          Premier Class                                    2,000,000,000
          Classic Class                                    2,000,000,000

         BNY Hamilton U.S. Government Money Fund
            Institutional Class                          2,000,000,000
            Hamilton Class                               2,000,000,000
            Agency Class                                 2,000,000,000
            Premier Class                                2,000,000,000
            Classic Class                                2,000,000,000

         BNY Hamilton Tax-Exempt Money Fund
            Institutional Class                          2,000,000,000
            Hamilton Class                               2,000,000,000
            Agency Class                                 2,000,000,000
            Premier Class                                2,000,000,000
            Classic Class                                2,000,000,000
            Retail Class                                 2,000,000,000

         BNY Hamilton New York Tax-Exempt Money Fund
            Hamilton Class                               2,000,000,000
            Premier Class                                2,000,000,000
            Classic Class                                2,000,000,000

         BNY Hamilton Large Cap Growth Fund
            Institutional Class                            200,000,000
            Class A Shares                                 200,000,000
            Class C Shares                                 200,000,000

         BNY Hamilton Small Cap Growth Fund
            Institutional Class                            200,000,000
            Class A Shares                                 200,000,000
            Class C Shares                                 200,000,000

         BNY Hamilton International Equity Fund
            Institutional Class                            200,000,000
            Class A Shares                                 200,000,000
            Class C Shares                                 200,000,000

         BNY Hamilton Global Real Estate Securities Fund
            Institutional Class                            200,000,000
            Class A Shares                                 200,000,000

        BNY Hamilton Core Bond Fund
           Institutional Class                               200,000,000
           Class A Shares                                    200,000,000
           Class C Shares                                    200,000,000

        BNY Hamilton Intermediate Tax-Exempt Fund
           Institutional Class                               200,000,000
           Class A Shares                                    200,000,000
           Class C Shares                                    200,000,000

        BNY Hamilton Large Cap Value Fund
           Institutional Class                               200,000,000
           Class A Shares                                    200,000,000
           Class C Shares                                    200,000,000

        BNY Hamilton S&P 500 Index Fund
           Institutional Class                               200,000,000
           Investor Class                                    200,000,000

        BNY Hamilton U.S. Bond Market Index Fund
             Institutional Class                             200,000,000
             Investor Class                                  200,000,000

        BNY Hamilton Multi-Cap Equity Fund
           Institutional Class                               200,000,000
           Class A Shares                                    200,000,000
           Class C Shares                                    200,000,000

        BNY Hamilton High Yield Fund
           Institutional Class                               200,000,000
           Class A Shares                                    200,000,000
           Class C Shares                                    200,000,000

        BNY Hamilton Small Cap Core Equity Fund
           Institutional Class                               200,000,000
           Class A Shares                                    200,000,000
           Class C Shares                                    200,000,000

         BNY Hamilton Municipal Enhanced Yield Fund
            Institutional Class                             200,000,000

and there are no remaining authorized, but undesignated, shares of Common Stock.

          THIRD: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992, January 22, 1997, May 22, 2002, January 26, 2004, January 7, 2005 and
   August 16, 2005 and supplemented by Articles Supplementary, dated June 29, 1994, August 15, 1995, January 22, 1997, April 30, 1999, September 20,
   1999, February 17, 2000, February 27, 2001, April 4, 2001, November 14,
   2001, March 26, 2002, May 22, 2002, February 25, 2003, January 26,
   2004, January 7, 2005, April 15, 2005, September 28, 2005 and September 28, 2006.

          FOURTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

          FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue is ninety-two billion eight hundred million (92,800,000,000) shares, par value one tenth of one cent ($.001) per share for an aggregate par value of ninety-two million eight hundred thousand dollars ($92,800,000).

       IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on November 15, 2006.

WITNESS:                              BNY HAMILTON FUNDS, INC.

By:    /s/ Molly Martin Alvarado      By:     /s/ Kevin Bannon
       -----------------------------          ---------------
Name:  Molly Martin Alvarado          Name:   Kevin Bannon
Title: Assistant Secretary            Title:  President

       THE UNDERSIGNED, Kevin Bannon of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                  /s/ Kevin Bannon
                                                  -----------------------------
                                            Name: Kevin Bannon